Exhibit 99.1 April 26 Annual Meeting of ShareholdersExhibit 99.1 April 26 Annual Meeting of Shareholders

Cautionary statement

Statements of future events or conditions in this presentation, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, target, estimate, expect, strategy, outlook, future, likely, may, should, will and similar references to future periods. Disclosure related to the energy outlook; anticipated performance expectations, including Syncrude, Kearl, and Cold Lake production outlook and growth; Syncrude and Kearl timing, cost and impact of performance improvements; Cold Lake project timing, cost and impact of new technology on recovery and production; Norman Wells restart; economic enhancement and reductions to greenhouse gas emissions and water use; timing, cost, development and impact of Aspen and other future projects; Downstream utilization, differentials and growth; and planned capital structure, expenditures, cash flow and dividend and surplus cash strategy constitute forward-looking statements.

Forward-looking statements are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning demand growth and energy source, supply and mix; commodity prices and foreign exchange rates; production rates, growth and mix; project plans, dates, costs, capacities and execution; production life and resource recoveries; cost savings; product sales; applicable laws and government policies, including taxation and climate change; financing sources; and capital and environmental expenditures could differ materially depending on a number of factors. These factors include changes in the supply of and demand for crude oil, natural gas, and petroleum and petrochemical products and resulting price and margin impacts; transportation for accessing markets; political or regulatory events, including changes in law or government policy, applicable royalty rates and tax laws; the receipt, in a timely manner, of regulatory and third-party approvals; third party opposition to operations and projects; environmental risks inherent in oil and gas exploration and production activities; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; currency exchange rates; availability and allocation of capital; availability and performance of third party service providers; unanticipated operational disruptions; management effectiveness; commercial negotiations; project management and schedules; response to technological developments; operational hazards and risks; cybersecurity incidents; disaster response preparedness; the ability to develop or acquire additional reserves; and other factors discussed in Item 1A risk factors and Item 7 management's discussion and analysis of financial condition and results of operations of Imperial's most recent Form 10-K. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial Oil Limited. Imperial's actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law.

Imperial | 2019 | 2

Meeting proceedings Rich Kruger Chairman, President and CEO Ian Laing Corporate Secretary Imperial │ 2019 │ 3Meeting proceedings Rich Kruger Chairman, President and CEO Ian Laing Corporate Secretary Imperial │ 2019 │ 3

Meeting proceedings Rich Kruger Chairman, President and CEO Ian Laing Corporate Secretary Imperial │ 2019 │ 5Meeting proceedings Rich Kruger Chairman, President and CEO Ian Laing Corporate Secretary Imperial │ 2019 │ 5

Audit committee report Krystyna Hoeg Audit Committee Chair Imperial │ 2019 │ 6Audit committee report Krystyna Hoeg Audit Committee Chair Imperial │ 2019 │ 6

Meeting proceedings Rich Kruger Chairman, President and CEO Ian Laing Corporate Secretary Imperial │ 2019 │ 7Meeting proceedings Rich Kruger Chairman, President and CEO Ian Laing Corporate Secretary Imperial │ 2019 │ 7

Imperial



Election of directors

David Brownell	David Cornhill	Krystyna Hoeg	Miranda Hubbs	Rich Kruger	Jack Mintz	David Sutherland

Imperial | 2019 | 8

Shareholder proposals Rich Kruger Chairman, President and CEO Ian Laing Corporate Secretary Imperial │ 2019 │ 9Shareholder proposals Rich Kruger Chairman, President and CEO Ian Laing Corporate Secretary Imperial │ 2019 │ 9

Chairman’s remarks Rich Kruger Chairman, President and CEO Imperial │ 2019 │ 10Chairman’s remarks Rich Kruger Chairman, President and CEO Imperial │ 2019 │ 10

Global energy outlook Energy demand to increase 25% by 2040, oil and gas to remain key Liquids production, mbd 120 ¡ Population and economic growth drive demand 100 New production ¡ All practical and economic energy sources required 80 60 ¡ Oil and natural gas to meet 55-60% of total demand 40 ¡ Society faces a dual challenge with energy development 20 Natural decline ¡ Technology key to addressing the challenge 0 2016 2024 2032 2040 Excludes biofuels; Source: IEA, ExxonMobil analysis – for illustration Imperial │ 2019 │ 11Global energy outlook Energy demand to increase 25% by 2040, oil and gas to remain key Liquids production, mbd 120 ¡ Population and economic growth drive demand 100 New production ¡ All practical and economic energy sources required 80 60 ¡ Oil and natural gas to meet 55-60% of total demand 40 ¡ Society faces a dual challenge with energy development 20 Natural decline ¡ Technology key to addressing the challenge 0 2016 2024 2032 2040 Excludes biofuels; Source: IEA, ExxonMobil analysis – for illustration Imperial │ 2019 │ 11

Canada’s opportunity Highest quality oil sands expected to be competitive on a global basis Breakeven Brent price, $US/bbl ¡ 3rd largest liquid reserves globally 125 ¡ Record of innovation, responsible development 100 mining ¡ Historically conducive investment climate 75 in situ ¡ New technologies key to competitiveness 50 ¡ Canada-specific challenges must be addressed 25 0 Brazil North GOM West Canada North Sea Africa oil sands America tight oil Source: IHS - assumes a 10% internal rate of return Imperial │ 2019 │ 12Canada’s opportunity Highest quality oil sands expected to be competitive on a global basis Breakeven Brent price, $US/bbl ¡ 3rd largest liquid reserves globally 125 ¡ Record of innovation, responsible development 100 mining ¡ Historically conducive investment climate 75 in situ ¡ New technologies key to competitiveness 50 ¡ Canada-specific challenges must be addressed 25 0 Brazil North GOM West Canada North Sea Africa oil sands America tight oil Source: IHS - assumes a 10% internal rate of return Imperial │ 2019 │ 12

Imperial’s operations High quality, integrated, balanced, coast-to-coast asset portfolio F&L marketing Kearl mining Distribution network Syncrude mining Strathcona refinery Sarnia refinery Cold Lake in situ Sarnia chemical Rail terminal Nanticoke refinery Research Imperial │ 2019 │ 13Imperial’s operations High quality, integrated, balanced, coast-to-coast asset portfolio F&L marketing Kearl mining Distribution network Syncrude mining Strathcona refinery Sarnia refinery Cold Lake in situ Sarnia chemical Rail terminal Nanticoke refinery Research Imperial │ 2019 │ 13

Imperial’s business model Deliver superior, long-term shareholder value ¡ Long-life, competitively advantaged assets ¡ Disciplined investment and cost management ¡ Value chain integration and synergies ¡ High-impact technologies and innovation ¡ Operational excellence and responsible growth ExxonMobil relationship Imperial │ 2019 │ 14Imperial’s business model Deliver superior, long-term shareholder value ¡ Long-life, competitively advantaged assets ¡ Disciplined investment and cost management ¡ Value chain integration and synergies ¡ High-impact technologies and innovation ¡ Operational excellence and responsible growth ExxonMobil relationship Imperial │ 2019 │ 14

Risk management Comprehensive management of full spectrum of enterprise risks Strategic ¡ Systematic approach in all areas Reputational Safety ¡ Fundamental line management responsibility Financial Enterprise Risk Health and and Environment Management Economic ¡ Robust compliance processes Compliance ¡ Integral to shareholder value Market and Regulatory Operational and Technical Imperial │ 2019 │ 15Risk management Comprehensive management of full spectrum of enterprise risks Strategic ¡ Systematic approach in all areas Reputational Safety ¡ Fundamental line management responsibility Financial Enterprise Risk Health and and Environment Management Economic ¡ Robust compliance processes Compliance ¡ Integral to shareholder value Market and Regulatory Operational and Technical Imperial │ 2019 │ 15

Corporate responsibility Commitment to strong environmental, social and governance principles ¡ Guided by ‘Taskforce on Climate-related Financial Disclosures’ ¡ Issued inaugural Energy and carbon summary › Reducing GHG intensity of existing and future operations ¡ Released Water management summary › Balancing operational needs with environmental protection ¡ Long-standing commitment to local communities ¡ Diverse, independent Board of Directors Imperial │ 2019 │ 16Corporate responsibility Commitment to strong environmental, social and governance principles ¡ Guided by ‘Taskforce on Climate-related Financial Disclosures’ ¡ Issued inaugural Energy and carbon summary › Reducing GHG intensity of existing and future operations ¡ Released Water management summary › Balancing operational needs with environmental protection ¡ Long-standing commitment to local communities ¡ Diverse, independent Board of Directors Imperial │ 2019 │ 16

Safety Industry leading performance and commitment to ‘Nobody Gets Hurt’ TRIR, incidents per 200,000 hours worked 0.8 0.6 0.4 0.2 0.0 Husky CNRL Cenovus Suncor Imperial 5-year avg. Most recent Source: Company reports - equivalent to 100 workers for one year Imperial │ 2019 │ 17Safety Industry leading performance and commitment to ‘Nobody Gets Hurt’ TRIR, incidents per 200,000 hours worked 0.8 0.6 0.4 0.2 0.0 Husky CNRL Cenovus Suncor Imperial 5-year avg. Most recent Source: Company reports - equivalent to 100 workers for one year Imperial │ 2019 │ 17

2018 results Focused on strengthening performance and returning value to shareholders 383,000 boepd $2,314 million Upstream production Net income 392,000 bpd $3,922 million Refinery throughput Cash from operations 504,000 bpd $2,543 million Petroleum product sales Returned to shareholders Imperial │ 2019 │ 182018 results Focused on strengthening performance and returning value to shareholders 383,000 boepd $2,314 million Upstream production Net income 392,000 bpd $3,922 million Refinery throughput Cash from operations 504,000 bpd $2,543 million Petroleum product sales Returned to shareholders Imperial │ 2019 │ 18

Upstream assets $5.3 billion cash generated from operating activities over the last 5 years Production, koebd Kearl Mining - PFT 400 71% interest 300 Kearl Other Syncrude Mining - upgrader 200 25% interest Syncrude 100 Cold Lake Cold Lake In situ – CSS/other 0 100% interest 2009 2018 Gross production, Imperial share Imperial │ 2019 │ 19Upstream assets $5.3 billion cash generated from operating activities over the last 5 years Production, koebd Kearl Mining - PFT 400 71% interest 300 Kearl Other Syncrude Mining - upgrader 200 25% interest Syncrude 100 Cold Lake Cold Lake In situ – CSS/other 0 100% interest 2009 2018 Gross production, Imperial share Imperial │ 2019 │ 19

Kearl performance Focused on improving reliability, profitability and continued growth Production, kbd 200 ¡ Large, high quality mining resource ¡ 200 kbd commitment achieved in 2018 100 ¡ Other ongoing performance improvements ¡ Increasing to 240 kbd+ 0 2014 2015 2016 2017 2018 Gross production, 100% interest (71% Imperial share) Imperial │ 2019 │ 20Kearl performance Focused on improving reliability, profitability and continued growth Production, kbd 200 ¡ Large, high quality mining resource ¡ 200 kbd commitment achieved in 2018 100 ¡ Other ongoing performance improvements ¡ Increasing to 240 kbd+ 0 2014 2015 2016 2017 2018 Gross production, 100% interest (71% Imperial share) Imperial │ 2019 │ 20

Upstream summary Near-term growth through reliability and capital efficient projects Production, koebd 450 ¡ Sustained production at Cold Lake 400 ¡ Supplemental crusher at Kearl ¡ Improved reliability at Syncrude 350 ¡ Restarting of Norman Wells 300 2018 2019e 2020e Gross production, Imperial share Imperial │ 2019 │ 21Upstream summary Near-term growth through reliability and capital efficient projects Production, koebd 450 ¡ Sustained production at Cold Lake 400 ¡ Supplemental crusher at Kearl ¡ Improved reliability at Syncrude 350 ¡ Restarting of Norman Wells 300 2018 2019e 2020e Gross production, Imperial share Imperial │ 2019 │ 21

Upstream growth potential

Technology-enabled economic and environmental advancements


Kearl
Aspen
Syncrude
Fort McMurray
Chard
Corner
Clyden
CL Expansion
Cold Lake
Edmonton
Calgary

- Large portfolio of quality opportunities
- Focused on in situ developments
- Disciplined investment approach
- Pace based on technological readiness and market factors

Imperial | 2019 | 22

Downstream overview $9.1 billion in cash flow generated from operating activities over the last 5 years Volumes, kbd Strathcona refinery 191 kbd capacity 500 Petroleum product sales 400 Sarnia refinery 119 kbd capacity 300 Refinery throughput Nanticoke refinery 200 113 kbd capacity 100 Fuels marketing 0 Coast-to-coast 2009 2018 product sales Imperial │ 2019 │ 23Downstream overview $9.1 billion in cash flow generated from operating activities over the last 5 years Volumes, kbd Strathcona refinery 191 kbd capacity 500 Petroleum product sales 400 Sarnia refinery 119 kbd capacity 300 Refinery throughput Nanticoke refinery 200 113 kbd capacity 100 Fuels marketing 0 Coast-to-coast 2009 2018 product sales Imperial │ 2019 │ 23

Retail sales Captured #1 market position in 2018, driven by site growth Branded sites, # 2000 1500 1000 2014 2015 2016 2017 2018 Retail market share source: The Kent Group Ltd. Imperial │ 2019 │ 24Retail sales Captured #1 market position in 2018, driven by site growth Branded sites, # 2000 1500 1000 2014 2015 2016 2017 2018 Retail market share source: The Kent Group Ltd. Imperial │ 2019 │ 24

Commercial sales Targeted growth in high value aviation and asphalt segments Sales, kbd 50 ¡ Increased fuel sales into major airports 40 › Market leader in growing segment 30 › Over 50% of Ontario market 20 ¡ Asphalt projects to increase capacity 10 › Meets growing North American demand › Leveraging integration to grow earnings 0 Aviation Asphalt 2014-17 avg. 2018 Imperial │ 2019 │ 25Commercial sales Targeted growth in high value aviation and asphalt segments Sales, kbd 50 ¡ Increased fuel sales into major airports 40 › Market leader in growing segment 30 › Over 50% of Ontario market 20 ¡ Asphalt projects to increase capacity 10 › Meets growing North American demand › Leveraging integration to grow earnings 0 Aviation Asphalt 2014-17 avg. 2018 Imperial │ 2019 │ 25

Downstream summary Positioned for continued industry leading financial and operating performance ¡ High performing refineries ¡ Scale, integration and logistics ¡ Advantaged feedstocks ¡ High value sales growth ¡ Premium brand advantages ¡ Strong sustained cash flow Imperial │ 2019 │ 26Downstream summary Positioned for continued industry leading financial and operating performance ¡ High performing refineries ¡ Scale, integration and logistics ¡ Advantaged feedstocks ¡ High value sales growth ¡ Premium brand advantages ¡ Strong sustained cash flow Imperial │ 2019 │ 26

Cash flow Integration resiliency, $33 billion cash from operations over last 10 years Cash from operating activities, $B 10-year average, % 5-year range 5 Max 4 3 Downstream Upstream & Chemical 2 Min 1 0 10-year avg. Imperial │ 2019 │ 27Cash flow Integration resiliency, $33 billion cash from operations over last 10 years Cash from operating activities, $B 10-year average, % 5-year range 5 Max 4 3 Downstream Upstream & Chemical 2 Min 1 0 10-year avg. Imperial │ 2019 │ 27

Financial strength Unmatched balance sheet, optionality and priority access to financial markets YE 2018 debt-to-capital, % 50 ¡ Maintain existing assets ¡ Pay reliable and growing dividend 25 ¡ Invest in high value projects 0 CNRL Cenovus Suncor Husky Imperial¡ Return surplus cash to shareholders BBB+ BBB A- BBB AA+ Ratings Based on S&P Global debt rating, as of February 25, 2019 Imperial │ 2019 │ 28Financial strength Unmatched balance sheet, optionality and priority access to financial markets YE 2018 debt-to-capital, % 50 ¡ Maintain existing assets ¡ Pay reliable and growing dividend 25 ¡ Invest in high value projects 0 CNRL Cenovus Suncor Husky Imperial¡ Return surplus cash to shareholders BBB+ BBB A- BBB AA+ Ratings Based on S&P Global debt rating, as of February 25, 2019 Imperial │ 2019 │ 28

Shareholder distributions $2.5 billion returned through dividends and share purchases in 2018 Dividend per share, $ 0.80 ¡ 100+ years of uninterrupted dividend payment › 24 consecutive years of growth 0.60 › 8.7% 5-year compound annual growth 0.40 ¡ Reinstated major buyback program in 2017 › $2.6B in share repurchases in 2017/2018 0.20 › Purchased >50% of shares since 1995 0.00 2008 2013 2018 Imperial │ 2019 │ 29Shareholder distributions $2.5 billion returned through dividends and share purchases in 2018 Dividend per share, $ 0.80 ¡ 100+ years of uninterrupted dividend payment › 24 consecutive years of growth 0.60 › 8.7% 5-year compound annual growth 0.40 ¡ Reinstated major buyback program in 2017 › $2.6B in share repurchases in 2017/2018 0.20 › Purchased >50% of shares since 1995 0.00 2008 2013 2018 Imperial │ 2019 │ 29

2019 Q1 results Continued focus on enhancing financial and operating performance 388,000 boepd $293 million Upstream production Net income 383,000 bpd $1.0 billion Refinery throughput Cash from operations 477,000 bpd $510 million Petroleum product sales Returned to shareholders Imperial │ 2019 │ 302019 Q1 results Continued focus on enhancing financial and operating performance 388,000 boepd $293 million Upstream production Net income 383,000 bpd $1.0 billion Refinery throughput Cash from operations 477,000 bpd $510 million Petroleum product sales Returned to shareholders Imperial │ 2019 │ 30

Why Imperial?

Distinct competitive advantages that deliver long-term shareholder value

Asset base
High quality, long-life assets across the portfolio

Growth opportunities
Large inventory of opportunities to support future upstream growth

Operational excellence
Technical, operational and financial risk management that enhances value

Technology leadership
Unparalleled history of creating value through research and innovation

Value chain integration
Synergies across the full value chain including ExxonMobil relationship

Shareholder value
Demonstrated commitment to delivering value in all business environments

Imperial | 2019 | 31

Scrutineers’ report Ian Laing Corporate Secretary Imperial │ 2019 │ 33Scrutineers’ report Ian Laing Corporate Secretary Imperial │ 2019 │ 33

April 26 Annual Meeting of ShareholdersApril 26 Annual Meeting of Shareholders